UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

The Caldwell & Orkin Funds, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE CALDWELL & ORKIN FUNDS, INC.
6200 The Corners Parkway, Suite 150
Norcross, Georgia 30092

NOTICE OF ADJOURNMENT OF
ANNUAL MEETING OF SHAREHOLDERS
TO 1:30 P.M., EASTERN TIME, ON NOVEMBER 3, 2006

To the Shareholders of
The Caldwell & Orkin Funds, Inc.

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc. (the “Fund”), which commenced on October 4, 2006 at 1:30 p.m., Eastern Time, at the Fund’s principal offices located at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092 has been adjourned to reconvene on Friday, November 3, 2006 at 1:30 p.m., Eastern Time, at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092. This means that if you have not had the opportunity to vote your shares, you will have additional time to cast your vote. Every vote is important.

A proxy statement, dated August 29, 2006 (the “Proxy Statement”), was mailed to you, on or about August 30, 2006, in connection with the Meeting. The Meeting commenced on October 4, 2006 and was adjourned. The Meeting will reconvene on November 3, 2006. This Notice supplements and amends the Proxy Statement solely with respect to the date of the Meeting. Matters to be acted upon at the reconvened Meeting remain as described in the Proxy Statement.

All shareholders are cordially invited to attend the reconvened Meeting in person. Whether or not you plan to attend, all shareholders who have not yet voted are strongly encouraged to vote immediately. The following voting options have been set up for your convenience:

1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by calling 1-800-690-6903 toll-free. Please make sure you have the proxy card available at the time of the call.

2. VOTE USING THE INTERNET. You may cast your vote using the Internet by logging onto www.proxyvote.com.

3. VOTE BY MAIL. You may cast your vote by mailing your proxy card in the postage prepaid envelope included with the Proxy Statement or this letter.

You may revoke your proxy at any time prior to the meeting. If you attend the Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted.

If you have any questions about how to vote or on the proposals being voted, or require another copy of the Proxy Statement, please call the Fund toll-free at 1-800-237-7073. If you have already voted your shares, you do not need to vote again and we ask that you please use this Notice for informational purposes only. We appreciate your participation.

                        Sincerely,

                        Michael B. Orkin, CFA
                        President
Norcross, Georgia
Dated: October 4, 2006

EVERY VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OWNED.
PLEASE READ THIS NOTICE AND THE PROXY STATEMENT VERY CAREFULLY AND VOTE
ACCORDING TO THE INSTRUCTIONS SET OUT ON THE PROXY CARD.